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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ----------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 ----------------

         Date of Report (Date of earliest event reported): APRIL 5, 2001
                                                           -------------

                                 ----------------


                            HUNTWAY REFINING COMPANY
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                     1-14159
                                     -------
                            (Commission File Number)

                  DELAWARE                        95-4680045
                  --------                        ----------
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
 incorporation or organization)

                         25129 THE OLD ROAD, SUITE #322
                            NEWHALL, CALIFORNIA 91381
                            -------------------------
             (Address of principal executive offices, with zip code)

                                 (661) 286-1582
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
                         (Former name or former address,
                          if changed since last report)


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ITEM 5. OTHER EVENTS


         The New York Stock Exchange has taken action to delist the common stock of the Registrant. Press releases of the Registrant and the NYSE in connection with such delisting are filed as exhibits to this Form 8-K.





ITEM 7. EXHIBITS
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
          99.1     New York Stock Exchange Press Release dated April 5, 2001.

          99.2     Registrant Press Release dated April 5, 2001.

          99.3     New York Stock Exchange Press Release dated April 19, 2001.

          99.4     Registrant Press Release dated April 23, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HUNTWAY REFINING COMPANY

                                            /s/ Earl G. Fleisher
                                            ------------------------------------
                                            By:  Earl G. Fleisher
Date: April 24, 2001                        Its: Chief Financial Officer
                                                 (Principal Accounting Officer)

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                            HUNTWAY REFINING COMPANY

                                INDEX TO EXHIBITS
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

        EXHIBIT
        NUMBER                      DESCRIPTION
======================================================================================================================
         99.1     New York Stock Exchange Press Release dated April 5, 2001.

         99.2     Registrant Press Release dated April 5, 2001.

         99.3     New York Stock Exchange Press Release dated April 19, 2001.

         99.4     Registrant Press Release dated April 23, 2001.